ANFIELD CAPITAL DIVERSIFIED ALTERNATIVES ETF

A Series of Two Roads Shared Trust

Supplement dated April 30, 2018

to the Prospectus, as supplemented November 17, 2017, and the Statement of Additional Information (“SAI”) for the Anfield Capital Diversified Alternatives ETF (the “Fund”) each dated September 26, 2017.

This Supplement provides new information from that contained in the Prospectus and should be read in conjunction with the Prospectus, as supplemented.

1) The following replaces the last paragraph in its entirety under the heading “Payments to Broker-Dealers and Other Financial Intermediaries:” on page 4 of the Prospectus and supersedes any other contrary information in the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

 2) The following replaces the first and second paragraphs in their entirety under the heading “INVESTMENT ADVISER:” in the “MANAGEMENT” Section on page 10 of the Prospectus and supersedes any other contrary information in the Prospectus.

Regents Park Funds, LLC , located at 4041 MacArthur Boulevard, Suite 155, Newport Beach, CA 92660,  serves as the investment adviser to the Fund.  Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund's business affairs pursuant to an Advisory Agreement between Fund and the Adviser.  Regents Park was founded in May, 2016 and as of April 1, 2018, the Adviser had approximately $43 million assets under management.  Anfield Group, LLC (“Anfield Group”), which is wholly owned by the David Young and Sandra G. Glain Family Trust, wholly owns Regents Park.

Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the Fund’s day-to-day operations; including selecting the overall investment strategies of the Fund; monitoring and evaluating investment sub-adviser performance; and providing related administrative services and facilities under an Investment Advisory Agreement between the Fund and the Adviser.  The Adviser has the ultimate responsibility to oversee any investment sub-advisers, and to recommend their hiring, termination and replacement, subject to approval of the Trust’s Board of Trustees.

3) The following replaces the first paragraph in its entirety under the heading “INVESTMENT SUB-ADVISER:” in the “MANAGEMENT” Section on page 11 of the Prospectus and supersedes any other contrary information in the Prospectus.

Anfield Capital Management, LLC, located at 4041 MacArthur Boulevard, Suite 155, Newport Beach, CA 92660, serves as Sub-Adviser to the Fund. The Sub-Adviser was formed in 2009 and currently manages assets for private investors, financial intermediaries, and institutional clients. As of December 31, 2017, it had approximately $540 million in assets under management. Anfield Group owns a 92% majority interest in Anfield.  The Sub-Adviser is an affiliate of the Adviser. The Sub-Adviser is paid by the Adviser, not the Fund.

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4) The following is added at the end of the disclosure under “DISTRIBUTION AND SERVICE PLAN” on page 13 of the Prospectus.

Additional Compensation to Financial Intermediaries: Northern Lights Distributors, LLC, the Fund’s distributor, its affiliates, and the Fund’s Adviser or its affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund, including affiliates of the Adviser. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to any Rule 12b-1 fees that the Fund could charge pursuant to a Rule 12b-1 plan and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

This Supplement provides new information from that contained in the SAI and should be read in conjunction with the SAI.

1) The following replaces in its entirety the disclosure under “INVESTMENT ADVISER – Investment Adviser and Advisory Agreement” and “INVESTMENT ADVISER – Sub-Adviser and Sub-Advisory Agreement” on pages 20 and 21 of the SAI and supersedes any other contrary information in the SAI.

Investment Adviser and Advisory Agreement

Regents Park Funds, LLC, 4041 MacArthur Blvd., Suite 155, Newport Beach, CA 92660, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund’s investment-related business affairs. Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust, on behalf of the Fund, the Adviser, in conformity with the stated policies of the Fund, has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees. In general, the Adviser's duties include setting the Fund’s overall investment strategies and asset allocation.

Pursuant to the Advisory Agreement, the Adviser, under the supervision of the Board of Trustees, agrees to provide a program of continuous investment management for the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. Pursuant to the Advisory Agreement and subject to the delegation of any such duties to a Sub-Adviser as described below, the Adviser shall act as the investment adviser to the Fund and, as such shall, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

The Advisory Agreement further provides that the Adviser shall make investment decisions for the Fund, including, but not limited to, the selection and management of investment sub-advisers for the Fund, in which case any of the duties of the Adviser set forth in the Advisory Agreement, including those duties described in the preceding paragraph, may be delegated to such investment sub-advisers subject to approval by the Board. Additionally, if one or more investment sub-advisers are appointed with respect to the Fund, the Advisory Agreement provides that the Adviser shall monitor and evaluate the performance of such investment sub-advisers under their respective sub-advisory agreements in light of the investment objectives and policies of the Fund and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as the Adviser may deem appropriate. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and supplemental administrative services necessary for the operation of the Fund. These services include providing assisting in the supervising of relations

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with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in the preparing of all general shareholder communications and conducting shareholder relations; assisting in maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; assisting in developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The Fund pays an annual management fee (computed daily and payable monthly) of 0.80% of the Fund’s average daily net assets to the Adviser pursuant to the Advisory Agreement.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 30, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 1.30% of the Fund’s average daily net assets; subject to possible recoupment from the Fund in future years within the three years after the fees have been waived or reimbursed if such recoupment can be achieved within the foregoing expense limits or the expense limits in place at the time of the recoupment.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled ("The Distributor") (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of fidelity and liability insurance, (i) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (j) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are not directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares (with respect to the Fund). The Advisory Agreement shall terminate automatically in the event of its assignment.

Sub-Adviser and Sub-Advisory Agreement

The Adviser has engaged Anfield Capital Management, LLC to serve as Sub-Adviser to the Anfield ETF. The Sub-Adviser is responsible for selecting investments and assuring that investments are made in accordance with the Fund's investment objective, policies and restrictions.

The Sub-Advisory Agreement provides that the Sub-Adviser will formulate and implement a continuous investment program for the Fund, in accordance with the Fund's objective, policies and limitations and any investment guidelines established by the Adviser. The Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets. The Sub-Adviser is paid by the Adviser, not the Fund.

The Sub-Advisory Agreement shall continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

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Affiliated Sub-Adviser

Regents Park and Anfield are affiliates in that they are both owned and controlled by Anfield Group, LLC.  Regents Park and Anfield share the same principal place of business and are under joint ownership and control and share common officers and employees.  Advisory arrangements involving affiliated sub-advisers present certain conflicts of interest.  Since Regents Park and Anfield are affiliates, Regents Park’s use of Anfield presents a potential conflict of interest because Regents Park has financial and non-financial incentives for selecting Anfield over other sub-advisers.  An investment adviser may be inclined to act in its own interest by recommending to clients the services of an affiliated sub-adviser that provide benefits to the investment adviser, instead of recommending the service that is in the best interest of the client.  Anfield, the affiliated sub-adviser, will benefit from increased sub-advisory fees. In addition, Regents Park will benefit, not only from the net advisory fee retained by the Adviser but also from the sub-advisory fee paid by the Adviser to Anfield. Consequently, Regents Park and Anfield may be viewed as benefiting financially from: (i) the appointment of or continued service of Anfield as a Sub-Adviser by Regents Park; and (ii) the allocation by Anfield of the funds advised by Regents Park as part of certain investment portfolios for its clients. However, both Regents Park, in recommending to the Board the appointment or continued service of Anfield as a Sub-Adviser, and Anfield, in the allocation by Anfield of funds advised by Regents Park, including the Fund, as part of certain investment portfolios, have a fiduciary duty to act in the best interests of their clients, including the Fund and its shareholders. Regents Park has a duty to recommend that Anfield be selected, retained, or replaced only when Regents Park believes it is in the best interests of Fund shareholders. The Board, comprised wholly of Independent Trustees, is aware of and monitor these conflicts of interest.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement, along with the Prospectus and SAI, each dated September 26, 2017, as supplemented to date, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling 1-866-866-4848.